Employee Benefit Plans	12 Months Ended
Dec. 31, 2017
Retirement Benefits [Abstract]
Employee Benefit Plans
Employee Benefit Plans
Effective January 1, 2007, the OPKO Health Savings and Retirement Plan (the “Plan”) permits employees to contribute up to 100% of qualified pre-tax annual compensation up to annual statutory limitations. The discretionary company match for employee contributions to the Plan is 100% up to the first 4% of the participant’s earnings contributed to the Plan. Effective January 1, 2017, employees of BioReference and its subsidiaries are eligible for participation in the Plan. Our matching contributions to our plans, including predecessor plans for BioReference, were approximately $8.4 million, $3.5 million and $3.1 million for the years ended December 31, 2017, 2016, and 2015 respectively.